Temporary Equity	9 Months Ended
Sep. 30, 2020
Temporary Equity [Abstract]
Temporary Equity
16.	Temporary Equity

Series D Convertible Preferred Stock

On March 6, 2020, the Company (i) entered into a stock purchase agreement to issue 203,000 shares of its Series D Preferred Stock, for proceeds of $203,000 and (ii) during the nine months ended September 30, 2020 the Company redeemed 682,000 shares of Series D Preferred Stock in exchange for approximately $0.9 million.

The following table summarizes the Company’s Series D Preferred Stock activities for the three and nine months ended September 30, 2020 (dollars in thousands):

	Series D Preferred Stock
	Shares	Amount
Total temporary equity as of December 31, 2019	461,839	$462
Issuance of Series D convertible preferred stock for cash	203,000	203
Offering cost related to issuance of Series D convertible preferred stock	-	(3)
Deemed dividends related to immediate accretion of offering cost	-	3
Accrued Series D preferred stock dividends	17,198	17
Bifurcated redemption feature of Series D convertible preferred stock	-	(171)
Deemed dividends related to immediate accretion of bifurcated redemption feature of Series D convertible preferred stock	-	171
Redemption of Series D preferred stock (including accrued dividends)	(682,037)	(682)
Total temporary equity as of September 30, 2020	-	$-

The redemption of the 659,000 shares of Series D Preferred Stock (amounts in thousands except share and per share values):

Series D preferred stock issued	659,000
Per share value	$1.00
Series D preferred stock value	$659
Accrued dividends	$23
Total Series D preferred stock	$682
Redemption percentage	$1.29
Total redemption	$880

Holders of shares of the Series D Preferred Stock were entitled to receive, cumulative cash dividends at the rate of 8% on $1.00 per share of the Series D Preferred Stock per annum (equivalent to $0.08 per annum per share), subject to adjustment. The dividends were payable solely upon redemption, liquidation or conversion.

The Series D Preferred Stock was classified as temporary equity because it had redemption features that were outside of the Company’s control upon certain triggering events, such as a Market Event. A “Market Event” is defined as any trading day during the period which shares of the Series D Preferred Stock are issued and outstanding, where the trading price for such date is less than $0.35. In the event of a Market Event, the Series D Preferred Stock shall be subject to mandatory redemption and the stated value shall immediately be increased to $1.29 per share of Series D Preferred Stock. The Market Event was considered to be outside the control of the Company, resulting in classification of the Series D Preferred Stock as temporary equity.

The initial discounted carrying value resulted in recognition of a bifurcated redemption feature of $0.2 million, further reducing the initial carrying value of the shares of Series D Preferred Stock. The discount to the aggregate stated value of the shares of Series A Convertible Preferred Stock, resulting from recognition of the bifurcated redemption feature was immediately accreted as a reduction of additional paid-in capital and an increase in the carrying value of the Series D Shares. The accretion is presented in the condensed consolidated statement of operations as a deemed dividend, increasing net loss to arrive at net loss attributable to common stockholders.

As of September 30, 2020, all of the shares of Series D Preferred Stock have been redeemed by the Company and there will be no future issuances.